MERK ABSOLUTE RETURN CURRENCY FUND
MERK ASIAN CURRENCY FUND
MERK CURRENCY ENHANCED U.S. EQUITY FUND
MERK HARD CURRENCY FUND
(each a “Fund” and collectively, the “Funds”)

Supplement dated August 1, 2014 to the Statement of Additional Information (“SAI”) dated August 1, 2014

1.	Effective from August 1, 2014 until August 29, 2014, the “Custodian” section on page 35 of the SAI shall read as follows:

Custodian. Citibank, N.A. is the “Custodian” for the Funds and safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds’ domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, New York 10013.

For more information, please contact a Fund customer service representative toll free at
(866) MERK FUND or (866) 637-5386

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PLEASE RETAIN FOR FUTURE REFERENCE.